--------------------------------------------------------------------------------


                   GMAC RFC [GRAPHIC OMITTED][GRAPHIC OMITTED]


                          RFMSII SERIES 2002-HS3 TRUST
                       HOME EQUITY LOAN-BACKED TERM NOTES

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER
--------------------------------------------------------------------------------

     The following is a preliminary Term Sheet. All terms and statements are subject to change.






                      GMAC RFC SECURITIES(graphic omitted)


   Any transactions in the certificates will be effected through Residential Funding Securities Corporation.



                               SEPTEMBER 19, 2002



________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP I COLLATERAL SUMMARY


Statistics  for the Group I home equity loans are listed below as of the Cut-Off
Date.

                                                 SUMMARY STATISTICS        RANGE (IF APPLICABLE)

  NUMBER OF MORTGAGE LOANS:                      5,908

  AGGREGATE CURRENT PRINCIPAL BALANCE:           $220,029,946.55         $3,510.08 to $249,518.44
  AVERAGE CURRENT PRINCIPAL BALANCE:             $37,242.71

  AGGREGATE ORIGINAL PRINCIPAL BALANCE:          $221,431,735.75          $10,000 to $250,000.00
  AVERAGE ORIGINAL PRINCIPAL BALANCE:            $37,479.98

  WTD. AVG. GROSS LOAN RATE:                     8.91%                        6.25% to 14.75%

  WTD. AVG. ORIGINAL TERM (MONTHS):              179.88                       60.00 to 360.00
  WTD. AVG. REMAINING TERM (MONTHS):             178.42                       57.00 to 359.00

  WTD. AVG. ORIGINAL CLTV:                       91.65%                      7.00% to 100.00%

  WTD. AVG. BORROWER FICO:                       726                            619 to 821

  WTD. AVG. BORROWER DTI:                        37.77%                       3.00% to 51.00%

  BALLOON LOANS (% OF TOTAL):                    62.59%

  WTD. AVG. JUNIOR MORTGAGE RATIO:               17.98%

  LIEN POSITION (1ST / 2ND):                     0.12% / 99.88%

  GEOGRAPHIC DISTRIBUTION: (1)                   California     40.36%
                                                 Maryland        7.16%
                                                 Virginia        6.65%

------------------------------------------------ ---------------------- --------

________
(1) Other states account individually for less than 5% of the pool balance. (1) Figure is based on credit limit rather than current principal balance. (2) Other states account individually for less than 5% of the pool balance.
________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP I CREDIT SCORE


                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  RANGE OF CREDIT SCORES         MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------
  619 - 619                             1                  30,367.87                  0.01
  620 - 639                            79               2,397,594.19                  1.09
  640 - 659                           381              12,717,029.11                  5.78
  660 - 679                           519              18,770,286.64                  8.53
  680 - 699                           809              32,179,766.29                 14.63
  700 - 719                           791              30,995,613.93                 14.09
  720 - 739                           853              32,589,572.67                 14.81
  740 - 759                           920              34,009,683.28                 15.46
  760 - 779                           913              33,336,595.73                 15.15
  780 - 799                           540              19,187,435.64                  8.72
  800 OR GREATER                      102               3,816,001.20                  1.73

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP I MORTGAGE RATES

                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  RANGE OF MORTGAGE RATES (%)    MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  6.250 - 6.500                         2                  56,874.48                 0.03
  6.501 - 7.000                        24                 958,405.66                 0.44
  7.001 - 7.500                       192               6,873,133.82                 3.12
  7.501 - 8.000                       800              29,605,989.44                13.46
  8.001 - 8.500                     1,498              54,383,374.65                24.72
  8.501 - 9.000                     1,392              52,117,943.01                23.69
  9.001 - 9.500                       747              28,589,922.88                12.99
  9.501 - 10.000                      547              21,348,588.60                 9.70
  10.001 - 10.500                     238               8,862,953.66                 4.03
  10.501 - 11.000                     212               8,277,098.91                 3.76
  11.001 - 11.500                     117               4,187,037.10                 1.90
  11.501 - 12.000                      66               2,449,463.79                 1.11
  12.001 - 12.500                      35               1,186,002.54                 0.54
  12.501 - 13.000                      28                 847,411.77                 0.39
  13.001 - 13.500                       6                 160,567.38                 0.07
  13.501 - 14.000                       3                  90,178.86                 0.04
  14.501 - 15.000                       1                  35,000.00                 0.02

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP I CURRENT PRINCIPAL BALANCES


                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  RANGE OF PRINCIPAL BALANCES    MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
  ($)
-------------------------------- ---------------- --------------------------- ---------------------

  <= 25,000.00                      1,817              34,058,775.13                15.48
  25,000.01 - 50,000.00             2,964             107,407,375.26                48.81
  50,000.01 - 75,000.00               852              51,625,134.75                23.46
  75,000.01 - 100,000.00              232              20,180,533.56                 9.17
  100,000.01 - 125,000.00              11               1,245,019.00                 0.57
  125,000.01 - 150,000.00              14               1,980,106.25                 0.90
  150,000.01 - 175,000.00               3                 501,047.58                 0.23
  175,000.01 - 200,000.00              11               2,106,625.76                 0.96
  200,000.01 - 225,000.00               1                 203,693.37                 0.09
  250,000.01 - 275,000.00               3                 721,635.89                 0.33

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP I ORIGINAL TERM TO SCHEDULED MATURITY


                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  ORIGINAL TERM (MO.)            MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  60                                    9                 202,434.48                 0.09
  120                                 106               3,458,401.82                 1.57
  180                               5,731             213,921,911.52                97.22
  240                                  44               1,688,306.68                 0.77
  300                                  12                 552,387.08                 0.25
  360                                   6                 206,504.97                 0.09

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP I REMAINING TERM TO SCHEDULED MATURITY



                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  RANGE OF REMAINING TERM (MO.)  MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0 - 96                                9                 202,434.48                 0.09
  109 - 120                           106               3,458,401.82                 1.57
  157 - 168                             5                 132,811.35                 0.06
  169 - 180                         5,726             213,789,100.17                97.16
  181 - 288                            45               1,728,068.05                 0.79
  289 - 300                            11                 512,625.71                 0.23
  301 AND OVER                          6                 206,504.97                 0.09

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------



GROUP I ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
 RANGE OF ORIGINAL CLTVS (%)     MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 10.00                          1                  70,000.00                 0.03
  10.01 - 20.00                         1                  49,975.40                 0.02
  20.01 - 30.00                         1                 100,000.00                 0.05
  30.01 - 40.00                         4                 178,291.90                 0.08
  40.01 - 50.00                        10                 487,716.35                 0.22
  50.01 - 60.00                        34               1,722,128.24                 0.78
  60.01 - 70.00                        81               3,865,695.08                 1.76
  70.01 - 75.00                        72               3,629,791.44                 1.65
  75.01 - 80.00                       199              10,038,188.00                 4.56
  80.01 - 85.00                       300               8,327,588.54                 3.78
  85.01 - 90.00                     1,917              60,848,151.51                27.65
  90.01 - 95.00                     2,305              90,552,169.31                41.15
  95.01 - 100.00                      983              40,160,250.78                18.25

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUOP I JUNIOR MORTGAGE RATIOS


                                     NUMBER OF                                    % OF GROUP I
                                      GROUP I         GROUP I CUT-OFF DATE        CUT-OFF DATE
 RANGE OF JUNIOR MORTGAGE RATIOS  MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
--------------------------------- ---------------- --------------------------- --------------------

  0.00 - 5.00                           73               1,052,285.92                 0.48
  5.01 - 10.00                         482              10,390,978.09                 4.73
  10.01 - 15.00                      1,753              53,296,331.98                24.25
  15.01 - 20.00                      2,748             110,471,246.36                50.27
  20.01 - 25.00                        357              17,874,237.13                 8.13
  25.01 - 30.00                        173               8,487,219.23                 3.86
  30.01 - 40.00                        199              10,765,309.96                 4.90
  40.01 - 50.00                         72               4,395,911.28                 2.00
  50.01 - 60.00                         27               1,680,611.23                 0.76
  60.01 - 70.00                         14               1,177,469.65                 0.54
  70.01 - 78.25                          4                 183,495.78                 0.08

  TOTAL:                              5,902             $219,775,096.61              100.00%

--------------------------------- ---------------- --------------------------- --------------------




________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP I PROPERTY TYPE


                                    NUMBER OF                                    % OF GROUP I
                                     GROUP I        GROUP I CUT-OFF DATE         CUT-OFF DATE
  TYPE                           MORTGAGE LOANS     PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
-------------------------------- ---------------- -------------------------- ---------------------

  SFD                               3,972             148,375,371.74               67.43
  PUD DETACHED                      1,127              44,864,784.11               20.39
  CONDOMINIUM                         463              15,405,371.15                7.00
  PUD ATTACHED                        236               7,616,495.79                3.46
  MULTIFAMILY (2-4) UNITS              45               1,699,183.69                0.77
  TOWNHOUSE                            45               1,457,867.54                0.66
  MANUFACTURED HOME                    13                 257,379.07                0.12
  TOWNHOUSE/ROW HOUSE                   3                 184,202.94                0.08
  SITE CONDO (OTHER)                    3                 154,896.07                0.07
  MODULAR                               1                  14,394.45                0.01

  TOTAL:                             5,908             $220,029,946.55             100.00%

-------------------------------- ---------------- -------------------------- ---------------------

GROUP I OCCUPANCY TYPE


                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  TYPE                           MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  NON-OWNER OCCUPIED                    2                  96,900.00                 0.04
  PRIMARY RESIDENCE                 5,865             218,653,368.09                99.37
  SECOND HOME                          41               1,279,678.46                 0.58

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP I LIEN POSITION

                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  POSITION                       MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FIRST LIEN                            6                 254,849.94                 0.12
  SECOND LIEN                       5,902             219,775,096.61                99.88

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP I DEBT-TO-INCOME


                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
 RANGE OF DEBT-TO-INCOME RATIOS  MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 5.00                           3                  41,055.23                 0.02
  5.01 - 10.00                          5                 152,739.98                 0.07
  10.01 - 15.00                        37               1,521,140.95                 0.69
  15.01 - 20.00                        97               3,417,142.15                 1.55
  20.01 - 25.00                       329              11,043,682.72                 5.02
  25.01 - 30.00                       656              22,676,717.86                10.31
  30.01 - 35.00                     1,037              36,561,303.40                16.62
  35.01 - 40.00                     1,394              51,486,883.27                23.40
  40.01 - 45.00                     1,685              66,901,193.25                30.41
  45.01 - 50.00                       655              25,982,665.84                11.81
  50.01 - 51.00                        10                 245,421.90                 0.11

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP I PREPAYMENT PENALTY TERM

                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  PREPAYMENT PENALTY TERM (MO.)  MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  NONE                              5,460             201,869,429.22                91.75
  12                                   50               2,312,192.58                 1.05
  36                                  356              14,449,689.89                 6.57
  60                                   33               1,101,753.00                 0.50
  OTHER ( < 60 MONTHS)                  9                 296,881.86                 0.14

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP I LOAN PURPOSE

                                         NUMBER OF                                     % OF GROUP I
                                          GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  PURPOSE                             MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
------------------------------------- ---------------- --------------------------- ---------------------

  PURCHASE MONEY                          3,418            129,642,819.34                58.92
  DEBT CONSOLIDATION                        914             34,509,128.23                15.68
  LOWER RATE/REDUCED                        697             24,290,555.46                11.04
  CASH                                      590             21,318,909.10                 9.69
  HOME IMP/DEBT CONS/ASSET ACQ              212              6,921,064.00                 3.15
  CONVENIENCE                                25              1,063,764.37                 0.48
  HOME IMPROVEMENT                            6                259,734.54                 0.12
  ASSET ACQUISITION                           5                148,957.79                 0.07
  OTHER                                      41              1,875,013.72                 0.85

  TOTAL:                                      5,908         $220,029,946.55              100.00%

------------------------------------- ---------------- --------------------------- ---------------------

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II COLLATERAL SUMMARY


Statistics for the Group II revolving credit loans are listed below as of the Cut-Off Date.

                                                  SUMMARY STATISTICS       RANGE (IF APPLICABLE)

  NUMBER OF REVOLVING CREDIT LOANS:              5,529

  AGGREGATE CURRENT PRINCIPAL BALANCE:           $205,661,721.27           $0.00 to $500,000.00
  AVERAGE CURRENT PRINCIPAL BALANCE:             37,196.91

  AGGREGATE CREDIT LIMIT BALANCE:                262,131,207.00          $10,000.00 to $500,000.00
  AVERAGE CREDIT LIMIT BALANCE:                  47,410.24

  AVERAGE CREDIT UTILIZATION RATE:               78.46%                      0.00% to 101.49%

  WTD. AVG. INITIAL LOAN RATE:                   4.30%                        3.75% to 10.50%
  WTD. AVG. MARGIN:                              2.08%                        0.00% to 6.00%
  WTD. AVG. MAXIMUM LOAN RATE:                   19.29%                       9.49% to 25.00%

  WTD. AVG. ORIGINAL TERM (MONTHS):              233.68                         179 to 360
  WTD. AVG. REMAINING TERM (MONTHS):             230.92                         105 to 357
  WTD. AVG. MONTHS TO FIRST ADJUSTMENT DATE:     3                                0 to 11
  WTD. AVG. MONTHS TO REPAYMENT PERIOD:          153.61                          0 to 182

  WTD. AVG. CLTV: (1)                            82.79%                      9.00% to 100.00%

  WTD. AVG. BORROWER FICO:                       724                            620 to 824

  BALLOON LOANS (% OF TOTAL):                    34.78%

  WTD. AVG. JUNIOR MORTGAGE RATIO:               20.27%

  LIEN POSITION (1ST / 2ND):                     2.6% / 97.4%

  GEOGRAPHIC DISTRIBUTION: (2)                   California       35.7
                                                 New Jersey       10.1
                                                 Michigan          5.8
                                                 Florida           5.8
                                                 Colorado          5.1
                                                 Arizona           5.0


________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II CREDIT SCORE


                                   NUMBER OF                                       % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF CREDIT SCORES           REVOLVING        PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
------------------------------- ----------------- --------------------------- ---------------------

  620 - 639                           133               3,136,749.03                1.53
  640 - 659                           470              14,324,877.72                6.97
  660 - 679                           517              17,664,747.23                8.59
  680 - 699                           770              31,443,947.26               15.29
  700 - 719                           706              27,323,079.67               13.29
  720 - 739                           747              27,899,845.83               13.57
  740 - 759                           781              30,064,105.81               14.62
  760 - 779                           774              28,933,521.88               14.07
  780 - 799                           541              20,550,033.52                9.99
  800 - 824                            90               4,320,813.32                2.10

  TOTAL:                            5,529              $205,661,721.27             100.00%

------------------------------- ----------------- --------------------------- ---------------------

GROUP II MORTGAGE RATES


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF MORTGAGE RATES (%)       REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  3.501 - 4.000                      4,564            174,376,328.46                84.79
  4.001 - 4.500                          3                 78,686.87                0.04
  4.501 - 5.000                         55              1,541,227.24                0.75
  5.001 - 5.500                        108              3,113,977.61                1.51
  5.501 - 6.000                        122              4,330,550.65                2.11
  6.001 - 6.500                        111              2,657,915.18                1.29
  6.501 - 7.000                        112              3,830,329.16                1.86
  7.001 - 7.500                         86              3,190,271.97                1.55
  7.501 - 8.000                         88              2,968,852.95                1.44
  8.001 - 8.500                         86              3,206,774.13                1.56
  8.501 - 9.000                        129              4,045,719.59                1.97
  9.001 - 9.500                         51              1,756,238.88                0.85
  9.501 - 10.000                        11                453,610.62                0.22
  10.001 - 10.500                        3                111,237.96                0.05

  TOTAL:                             5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II CURRENT PRINCIPAL BALANCES


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF PRINCIPAL BALANCES       REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
  ($)                             CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  <= 25,000.00                       2,223              32,238,048.72               15.68
  25,000.01 - 50,000.00              2,118              78,602,609.39               38.22
  50,000.01 - 75,000.00                734              45,971,090.55               22.35
  75,000.01 - 100,000.00               333              30,331,227.00               14.75
  100,000.01 - 125,000.00               37               4,216,079.74                2.05
  125,000.01 - 150,000.00               48               6,830,961.20                3.32
  150,000.01 - 175,000.00                7               1,157,298.12                0.56
  175,000.01 - 200,000.00               22               4,314,174.13                2.10
  200,000.01 - 225,000.00                1                 223,632.98                0.11
  225,000.01 - 250,000.00                3                 750,000.00                0.36
  250,000.01 - 275,000.00                2                 526,599.44                0.26
  475,000.01 - 500,000.00                1                 500,000.00                0.24

  TOTAL:                             5,529             $205,661,721.27             100.00%
-------------------------------- ---------------- --------------------------- ---------------------


GROUP II CREDIT LIMITS

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF CREDIT LIMITS ($)        REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  <= 25,000.00                        1,491                24,399,042.39           11.86
  25,000.01 - 50,000.00               2,349                75,250,053.31           36.59
  50,000.01 - 75,000.00                 921                47,398,997.37           23.05
  75,000.01 - 100,000.00                576                37,577,156.73           18.27
  100,000.01 - 125,000.00                38                  3,660,523.10           1.78
  125,000.01 - 150,000.00                80                  7,943,067.30           3.86
  150,000.01 - 175,000.00                 9                    752,285.38           0.37
  175,000.01 - 200,000.00                57                  6,580,363.27           3.20
  225,000.01 - 250,000.00                 5                  1,073,632.98           0.52
  250,000.01 - 275,000.00                 2                     526,599.44          0.26
  475,000.01 - 500,000.00                 1                     500,000.00          0.24

  TOTAL:                              5,529           $205,661,721.27              100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II CREDIT LIMIT UTILIZATION RATES


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF UTILIZATION RATES        REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
  (%)                             CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 10.00                        333                 581,003.85                0.28
  10.01 - 20.00                       132               1,217,562.99                0.59
  20.01 - 30.00                       130               2,097,368.22                1.02
  30.01 - 40.00                       151               2,926,215.57                1.42
  40.01 - 50.00                       157               3,868,458.43                1.88
  50.01 - 60.00                       169               4,756,507.36                2.31
  60.01 - 70.00                       169               5,985,662.15                2.91
  70.01 - 80.00                       190               7,256,608.72                3.53
  80.01 - 90.00                       207               8,797,185.62                4.28
  90.01 - 100.00                    3,881             167,744,470.19               81.56
  100.01 - 102.00                      10                 430,678.17                0.21

  TOTAL:                            5,529              $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II COMBINED LOAN-TO-VALUE RATIOS


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
RANGE OF CLTVS (%)                  REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 10.00                           2                 53,000.00                0.03
  10.01 - 20.00                         14                643,289.36                0.31
  20.01 - 30.00                         28              1,177,658.75                0.57
  30.01 - 40.00                         53              2,270,908.47                1.10
  40.01 - 50.00                         87              3,095,831.67                1.51
  50.01 - 60.00                        185              8,456,853.32                4.11
  60.01 - 70.00                        364             15,430,479.10                7.50
  70.01 - 75.00                        259             10,553,016.24                5.13
  75.01 - 80.00                        610             24,674,682.51               12.00
  80.01 - 85.00                        299              9,450,427.62                4.60
  85.01 - 90.00                      1,696             54,907,801.72               26.70
  90.01 - 95.00                      1,291             50,121,351.75               24.37
  95.01 - 100.00                       641             24,826,420.76               12.07

  TOTAL:                             5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

GROUP II JUNIOR MORTGAGE RATIOS


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
RANGE OF JUNIOR MORTGAGE RATIOS     REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 5.00                          61                 736,848.79                0.37
  5.01 - 10.00                        563              12,463,460.09                6.22
  10.01 - 15.00                     1,663              50,083,017.74               25.01
  15.01 - 20.00                     1,751              66,896,345.43               33.40
  20.01 - 25.00                       572              25,991,847.35               12.98
  25.01 - 30.00                       310              14,193,074.94                7.09
  30.01 - 40.00                       316              18,079,831.81                9.03
  40.01 - 50.00                       122               6,909,696.19                3.45
  50.01 - 60.00                        32               2,279,040.32                1.14
  60.01 - 70.00                        26               1,973,350.10                0.99
  70.01 - 80.00                         9                 412,784.18                0.21
  80.01 - 90.00                         3                 132,212.21                0.07
  90.01 - 100.00                        3                 120,808.51                0.06

  TOTAL:                             5,431             $200,272,317.66             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II ORIGINATION YEAR

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  ORIGINATION YEAR                  REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  2002                               5,203            197,308,054.70               95.94
  2001                                 277              7,342,618.62                3.57
  2000                                  12                358,558.37                0.17
  1999                                   6                122,003.92                0.06
  1998                                  24                324,346.34                0.16
  1997                                   2                 32,396.01                0.02
  1996                                   2                 54,492.82                0.03
  1995                                   2                 98,360.15                0.05
  1994                                   1                 20,890.34                0.01

  TOTAL:                             5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP II GROSS MARGINS

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF GROSS MARGINS (%)        REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.000                                36               1,873,980.79                0.91
  0.001 - 0.500                       670              25,023,399.06               12.17
  0.501 - 1.000                       691              30,287,075.42               14.73
  1.001 - 1.500                       932              31,782,824.01               15.45
  1.501 - 2.000                       703              24,827,578.90               12.07
  2.001 - 2.500                       616              25,112,059.82               12.21
  2.501 - 3.000                       525              20,465,113.97                9.95
  3.001 - 3.500                       411              13,974,291.64                6.79
  3.501 - 4.000                       489              17,242,590.01                8.38
  4.001 - 4.500                       356              11,344,988.47                5.52
  4.501 - 5.000                        84               3,072,955.01                1.49
  5.001 - 5.500                        12                 476,168.29                0.23
  5.501 - 6.000                         4                 178,695.88                0.09

  TOTAL:                            5,529              $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II MAXIMUM LOAN RATES

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF MAXIMUM RATES (%)        REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

         9.001 - 10.000                  3                 54,831.80                0.03
        13.001 - 14.000                  7                279,030.28                0.14
        15.001 - 16.000                 26                871,226.21                0.42
        17.001 - 18.000              4,417            159,884,527.87               77.74
        19.001 - 20.000                  2                 91,800.00                0.04
        20.001 - 21.000                 21                688,014.82                0.33
        21.001 - 22.000                 20                458,868.76                0.22
        22.001 - 23.000                  7                113,675.99                0.06
        23.001 - 24.000                924             38,710,959.80               18.82
        24.001 - 25.000                102              4,508,785.74                2.19

   TOTAL:                            5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP II REMAINING TERM TO SCHEDULED MATURITY


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF REMAINING TERM (MO.)     REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

    97 - 108                             2                 54,492.82                0.03
   121 - 144                            12                144,123.54                0.07
   145 - 156                             6                220,729.03                0.11
   157 - 168                            43              1,273,677.59                0.62
   169 - 180                         2,928            111,743,164.54               54.33
   181 - 288                            67              1,394,573.37                0.68
   289 - 300                         2,468             90,675,666.42               44.09
    349 - 360                            3                155,293.96                0.08

   TOTAL:                             5,529            $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------


________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II OCCUPANCY TYPE

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  TYPE                              REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  PRIMARY RESIDENCE                  5,466            203,749,082.53               99.07
  SECOND HOME                           35              1,183,318.94                0.58
  NON-OWNER OCCUPIED                    28                729,319.80                0.35

  TOTAL:                              5,529            $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

GROUP II LIEN POSITION

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  POSITION                          REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FIRST LIEN                            98             $5,389,403.61                2.62
  SECOND LIEN                        5,431            200,272,317.66               97.38

  TOTAL:                              5,529            $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

GROUP II PROPERTY TYPE
                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  TYPE                              REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  SINGLE FAMILY RESIDENCE           3,958             147,014,915.51               71.48
  PUD DETACHED                        863              34,773,115.79               16.91
  CONDO                               435              14,791,826.92                7.19
  PUD ATTACHED                        147               4,581,518.70                2.23
  MULTIFAMILY (2-4 UNITS)              72               2,973,599.31                1.45
  TOWNHOUSE                            31                 960,991.16                0.47
  MANUF. HOME                          21                 461,749.59                0.22
  TOWNHOUSE/ROW HOUSE DET.              2                 104,004.29                0.05

  TOTAL:                             5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II DEBT-TO-INCOME RATIOS

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF DEBT-TO-INCOME (%)       REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------
-------------------------------- ---------------- --------------------------- ---------------------

            0.00 - 5.00                  6                217,820.59                0.11
           5.01 - 10.00                  9                454,716.28                0.22
           10.01 - 15.00                52              1,815,426.57                0.88
           15.01 - 20.00               168              6,426,561.41                3.12
           20.01 - 25.00               347             11,893,970.89                5.78
           25.01 - 30.00               662             23,102,190.30               11.23
           30.01 - 35.00               895             31,300,626.58               15.22
           35.01 - 40.00             1,246             46,265,433.74               22.50
           40.01 - 45.00             1,460             57,764,526.84               28.09
           45.01 - 50.00               684             26,420,448.07               12.85

    TOTAL:                           5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
This Information was prepared jointly by Salomon Smith Barney and Residential Funding Securities Corporation in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER